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[LOGO]                                               FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                                               440 LINCOLN STREET WORCESTER, MA 01653
VARIABLE ANNUITY APPLICATION                                                 [ALLMERICA SELECT REWARD]
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1  MY INVESTMENT     How much I want to invest.
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  I am investing $________________ in Allmerica Select Reward.
  (Make check payable to Allmerica Financial.)
  If IRA, Roth, or SEP-IRA application, this payment is a (check one):
  / / Rollover/Conversion            / / Trustee to Trustee Transfer
  / / Payment for Tax Year _________
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2 WHERE    Where I want my money invested.
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  Select your investment portfolio by allocating your dollars among the accounts by percent or select one of the Model Portfolios below. Use whole percentages.
  _____ % Select Emerging Mkts.          _____ % Select Gr. & Inc.
  _____ % Select Int'l Equity            _____ % Fidelity VIP Eq. Inc.
  _____ % T. Rowe Price Int'l            _____ % Fidelity VIP High Inc.
  _____ % Select Aggr. Growth            _____ % Select Inv. Grade Inc.
  _____ % Select Capital Appr.           _____ % Allmerica Money Mkt.
  _____ % Select Value Opp.              _____ % Fixed Account
  _____ % Alliance Premier Growth
  _____ % Select Strategic Gr.
  _____ % Fidelity VIP Growth

  MODEL PORTFOLIOS
  / / Accumulator   / / Builder / / Provider   / / Saver     / / Preserver
  TOTAL OF ALL ALLOCATIONS MUST EQUAL 100%. FUTURE INVESTMENTS WILL BE
  ALLOCATED TO THIS SELECTION UNLESS CHANGED BY ME.
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3 ACCOUNT REBALANCING
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  / / I elect Automatic Account Rebalancing of the variable accounts to the allocations specified in Section 2.
       / / Monthly      / / Quarterly     / / Semi-Annually     / / Annually
  AUTOMATIC ACCOUNT REBALANCING AND DOLLAR COST AVERAGING CANNOT BE IN EFFECT SIMULTANEOUSLY.
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4 DOLLAR COST AVERAGING
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  Select ONE account from which to transfer money.
  Be sure you have allocated money to this account in Section 2.
  Transfer $____________ ($100 Minimum)
  FROM  / / Fixed Account OR  / / Select Income* OR / / Money Market*
        (*This account cannot be selected in the allocation below.)
  EVERY  / / Month   / / 3 Mos.  / / 6 Mos.     / / 12 Mos.
  INTO:
      _____ % Select Emerging Mkts.      _____ % Select Strategic Gr.
      _____ % Select Int'l Equity        _____ % Fidelity VIP Growth
      _____ % T. Rowe Price Int'l        _____ % Select Gr. & Inc.
      _____ % Select Aggr. Growth        _____ % Fidelity VIP Eq. Inc.
      _____ % Select Capital Appr.       _____ % Fidelity VIP High Inc.
      _____ % Select Value Opp.          _____ % Select Inv. Grade Inc.
      _____ % Alliance Premier           _____ % Allmerica Money Mkt.
      _____ % Growth                       100 % TOTAL
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5 THE OWNER  Please Print Clearly
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  OWNER'S First Name                                  Middle                     Last

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  Street Address

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  City                                                State                     Zip

            -       -                                 /     /               / / M     / / F
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  Owner's Social Security Number                  Date of Birth/Trust             Sex

   (      )
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   Daytime Phone Number

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  JOINT OWNER'S First Name                            Middle                      Last

            -       -                                 /     /               / / M     / / F
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  Joint Owner's Social Security Number               Date of Birth                  Sex

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6 THE ANNUITANT Please Print Clearly
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  ANNUITANT'S First Name                                  Middle                    Last

            -       -                                 /     /               / / M     / / F
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  Annuitant's Social Security Number                Date of Birth                 Sex


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  JOINT ANNUITANT'S First Name                          Middle                     Last

            -       -                                 /     /               / / M     / / F
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  Joint Annuitant's Social Security Number         Date of Birth                  Sex
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7 BENEFICIARY Please Print Clearly
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  If there are Joint Owners, the survivor is always Primary Beneficiary.

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  Name of Primary Beneficiary                                Relationship to Owner

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  Name of Contingent Beneficiary                             Relationship to Owner
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8 OPTIONAL RIDERS (May not be available in all states)
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  I elect:  / / Enhanced Death Benefit
            / / ________________________________________________
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9 REPLACEMENT
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  Will the proposed contract replace any existing annuity or life insurance policy? / / Yes  / / No
  (If yes, list company name and policy number.)

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AS-563NY

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10 TYPE OF ACCOUNT TO BE ISSUED
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  (CHECK ONLY ONE.)
  / / Non-Qualified       / / Non-Qualified Deferred Comp.
  / / Regular IRA         / / Roth IRA                      / / SEP-IRA*
  / / Pension/Profit Sharing (401(a))*
  / / Profit Sharing (401(k))*
  / / Tax-Sheltered Annuity Plan (Section 403(b))*
  / / Deferred Compensation Plan (Section 457)*
  *Attach required additional forms. Existing Case # ______________
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11 REMARKS
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13 SIGNATURES
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   I/We represent to the best of my/our knowledge and belief that the statements made in this application are true and complete. I/We agree to all terms and conditions as shown on the front and back. It is indicated
   and agreed that the only statements which are to be construed as the basis of the contract are those contained in this application. I/We acknowledge receipt of a current prospectus describing the contract applied for. If IRA, Roth, or SEP-IRA application, I/we have received a Disclosure Buyer's Guide. I/WE
   UNDERSTAND THAT ALL PAYMENTS AND VALUES BASED ON THE VARIABLE ACCOUNTS MAY FLUCTUATE AND ARE NOT GUARANTEED
   AS TO DOLLAR AMOUNT; AND ALL PAYMENTS AND VALUES BASED ON THE GUARANTEE PERIOD ACCOUNTS (WHERE GPAS ARE
   AVAILABLE) ARE SUBJECT TO A MARKET VALUE ADJUSTMENT FORMULA (IF APPLICABLE), THE OPERATION OF WHICH MAY
   RESULT IN EITHER AN UPWARD OR DOWNWARD ADJUSTMENT.

   If I/we accepted the Telephone Authorization privilege in Section 11 above, I/we understand that Allmerica
   Financial Life Insurance and Annuity Company is authorized to honor telephone requests by any person who can furnish proper identification to transfer account values among Allmerica Select investment options, change the allocation of my future investments and obtain account values. Neither the Company nor its affiliates and their collective directors, officers, employees and agents will be responsible for any claim arising from such action if the Company acted on instructions in good faith in reliance on this authorization.

   / / Please send me a Statement of Additional Information (SAI).

   X
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   Signature of Owner                           Signed at (City and State)                        Date
   X
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   Signature of Joint Owner                     Signed at (City and State)                         Date

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14 FOR REGISTERED REP USE ONLY
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   DOES THE CONTRACT APPLIED FOR REPLACE AN EXISTING ANNUITY OR LIFE INSURANCE POLICY(IES)?  / / YES  / / NO If
   yes, attach replacement forms as required. As Registered Representative, I certify witnessing the signature of the applicant(s) and that the information in this application has been accurately recorded, to the best of my knowledge and belief. Based on the information furnished by the Owner(s) in this application, I certify that I have reasonable grounds for believing the purchase of the contract applied for is suitable for the
   Owner(s). I further certify that the Prospectuses were delivered and that no written sales materials other than those furnished or approved by the Company were used.

   X
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   Signature of Registered Representative      Print Name of Registered Representative         Telephone


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   TR Code            Social Security #            Florida License #      Registered Rep #     E-Mail Address


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   Name of Broker/Dealer                       Branch #

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   Branch Office Street Address for Contract Delivery             City             State               Zip






                      ALLMERICA SELECT - FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
                                   440 LINCOLN STREET - WORCESTER, MA 01653


AS-563NY

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